

         MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
  of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                  Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

         HOUSEHOLD AUTOMOTIVE TRUST V
         Class A Notes, Series 2000-2



1.   This Certificate relates to the            October 17, 2000
Distribution Date occurring on

2.  Series 2000-2 Information

(a)  The amount of Collected Funds with respect   $27,082,932.29
to the Collection Period was equal to

(b)  The amount of Available Funds with respect   $27,096,278.19
to the Collection Period was equal to

(c)  The  Liquidated Receivables for the           $1,966,670.23
Collection Period was equal to

(d)  Net Liquidation Proceeds for the                $559,811.27
Collection Period was equal to
        (i) The annualized net default rate            1.847393%

(e)  The principal balance of Series 2000-2
Receivables at the beginning
        of the Collection Period was equal to    $921,026,001.48

(f)  The principal balance of Series 2000-2
Receivables on the last day
        of the Collection Period was equal to    $906,663,416.62

(g)  The aggregate outstanding  balance of the
Series 2000-2 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $53,193,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 2000-2 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $13,900,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the
Series 2000-2 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of the
        Collection Period with respect to such     $6,672,000.00
Distribution Date was equal to

(j)  The Base Servicing Fee paid on the            $8,883,355.55
Distribution Date was equal to



(k)  The Principal Distributable Amount for the   $13,992,903.33
Distribution Date was equal to

(l)  The Principal Amount Available for the       $23,341,717.21
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was    $603,324,124.13
equal to

(n)  The Aggregate Optimal Note Principal        $589,331,220.80
Balance was equal to

(o)  The Targeted Credit Enhancement Amount was  $344,532,098.32
equal to

(p)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was                $0.38
equal to

(q)  The Targeted Reserve Account Balance was     $27,199,902.50
equal to

(r)  The Reserve Account Deposit Amount for the            $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount    $8,979,132.35
for the Distribution Date

(t)  The Reserve Account Shortfall for the                 $0.00
Distribution Date

(u)  The amount on deposit in the Reserve         $27,199,902.50
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was            3.000000%
equal to

(w)  The Targeted Overcollateralization Amount   $317,332,195.82
was equal to

(x)   The ending overcollateralization was       $317,332,195.82
equal to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
       Distribution Date was equal to                 35.000000%

(z)  The Weighed Average Coupon (WAC) was equal       18.458000%
to

(aa)  The Weighed Average Remaining Maturity                  58
(WAM) was equal to




3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                 $101.34908
   2.   Principal Distribution per $1,000              $97.85247
   3.   Interest Distribution per $1,000                $3.49661

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                    6.812500%
   2.   Class A-1 principal balance - beginning   $91,113,124.13
of period
   3.   Accrual convention                      Actual/360
   4.   Days in Interest Period
                                                              29
   5.   Class A-1 interest due                       $500,014.91
   6.   Class A-1 interest paid                      $500,014.91
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning    $91,113,124.13
of period
   2.  Class A-1 principal - amount due           $13,992,903.33
   3.  Class A-1 principal - amount paid          $13,992,903.33
   4.  Class A-1 principal balance - end of       $77,120,220.80
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the         13.086057%
total Notes outstanding on the Distribution
Date
   8.  Class A-1 Notes as a percentage of the          8.505937%
Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                   $6.00833
   2.   Principal Distribution per $1,000               $0.00000
   3.   Interest Distribution per $1,000                $6.00833

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                   7.210000%
   2.   Class A-2 principal balance - beginning  $157,000,000.00
of period
   3.   Accrual convention                      30/360
   4.   Days in Interest Period
                                                              29
   5.   Class A-2 interest due                       $943,308.33
   6.   Class A-2 interest paid                      $943,308.33
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning   $157,000,000.00
of period
   2.  Class A-2 principal - amount due                    $0.00
   3.  Class A-2 principal - amount paid                   $0.00
   4.  Class A-2 principal balance - end of      $157,000,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the         26.640367%
total Notes outstanding on the Distribution
Date
   8.  Class A-2 Notes as a percentage of the         17.316239%
Pool Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage        25.822176%
of the Pool Balance on the Distribution Date



(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                   $6.11667
   2.   Principal Distribution per $1,000               $0.00000
   3.   Interest Distribution per $1,000                $6.11667

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                   7.340000%
   2.    Class A-3 principal balance -           $172,000,000.00
beginning of period
   3.    Accrual convention                     30/360
   4.   Class A-3 interest due                     $1,052,066.67
   5.   Class A-3 interest paid                    $1,052,066.67
   6.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-3
   7.   Class A-3 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning   $172,000,000.00
of period
   2.  Class A-3 principal - amount due                    $0.00
   3.  Class A-3 principal - amount paid                   $0.00
   4.  Class A-3 principal balance - end of      $172,000,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the         29.185625%
total Notes outstanding on the Distribution
Date
   8.  Class A-3 Notes as a percentage of the         18.970656%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a              44.792832%
percentage of the Pool Balance on the
Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                   $6.19167
   2.   Principal Distribution per $1,000               $0.00000
   3.   Interest Distribution per $1,000                $6.19167

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                   7.430000%
   2.    Class A-4 principal balance -           $183,211,000.00
beginning of period
   3.    Accrual convention                     30/360
   4.   Class A-4 interest due                     $1,134,381.44
   5.   Class A-4 interest paid                    $1,134,381.44
   6.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-4
   7.   Class A-4 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning   $183,211,000.00
of period
   2.  Class A-4 principal - amount due                    $0.00
   3.  Class A-4 principal - amount paid                   $0.00
   4.  Class A-4 principal balance - end of      $183,211,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-4. Notes as a percentage of the        31.087951%
total Notes outstanding on the Distribution
Date
   8.  Class A-4 Notes as a percentage of the         20.207168%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a         65.000000%
percentage of the Pool Balance on the
Distribution Date

